UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 12, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   01-13612               02-0398678
 ----------------------------       -----------           ----------------
 (State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Congoleum Corporation Reorganization Plan Voting Deadline Extended

      On October 12, 2005, Congoleum Corporation, a Delaware corporation (the "Company"), announced today that the Bankruptcy Court granted Congoleum's motion requesting that the deadline for voting on its plan of reorganization be extended until December 14, 2005. Congoleum has reached a new agreement in principle with representatives of certain secured asbestos claimants concerning treatment of their claims, and expects to prepare a revised plan and submit it to the Bankruptcy Court by October 24, 2005. Congoleum intends to seek permission of the Bankruptcy Court to distribute a summary of the plan modifications promptly thereafter, so claimants may vote on the revised plan before the new deadline. A hearing date to consider confirmation of this modified plan of reorganization has not been set. The text of the press release is filed herewith as Exhibit 99, and incorporated herein by reference.


ITEM 8.01 OTHER EVENTS

      Congoleum also announced that it has filed a motion seeking Bankruptcy Court approval for a settlement agreement with Mt. McKinley Insurance Company and Everest Reinsurance Company. Under the terms of the settlement, Mt. McKinley and Everest will pay $21.5 million into an escrow account. The escrow agent will transfer the funds to the trust for asbestos claimants to be formed by Congoleum's plan once the plan goes effective and the Court approves the payment.


ITEM 9.01  Financial Statements and Exhibits

--------------------------------------------------------------------------------
  EXHIBIT NO.                     DESCRIPTION
--------------------------------------------------------------------------------
      99        Press release, dated October 12, 2005.
--------------------------------------------------------------------------------


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 12, 2005                    Congoleum Corporation


                                       By:   /s/ Howard N. Feist III
                                             ---------------------------------
                                       Name:     Howard N. Feist III
                                       Title:    Chief Financial Officer